SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ROBERT HALF INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

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ROBERT HALF INTERNATIONAL INC.

2884 Sand Hill Road

Menlo Park, California 94025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held

Tuesday, May 3, 2005

9:00 A.M.

To the Stockholders:

The annual meeting of stockholders of ROBERT HALF INTERNATIONAL INC. (the “Company”) will be held at 9:00 a.m. on Tuesday, May 3, 2005 at The Westin Hotel—San Francisco Airport, 1 Old Bayshore Highway, Millbrae, California, 94030. The meeting will be held for the following purposes:

1. To elect seven directors.

2. To approve the Stock Incentive Plan.

3. To approve the Annual Performance Bonus Plan.

4. To ratify the appointment of PricewaterhouseCoopers LLP as auditors for 2005.

5. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on March 11, 2005 are entitled to notice of, and to vote at, the meeting and any adjournment of the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

STEVEN KAREL
Secretary

Menlo Park, California

March 25, 2005

—IMPORTANT—

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED FORM AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. ALTERNATIVELY, YOU MAY, IF YOU WISH, VOTE VIA THE INTERNET OR VIA TOLL-FREE TELEPHONE CALL FROM A TOUCH-TONE TELEPHONE IN THE U.S. BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED FORM. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

ROBERT HALF INTERNATIONAL INC.

PROXY STATEMENT

INTRODUCTION

The enclosed proxy is solicited on behalf of the present Board of Directors (sometimes referred to as the “Board”) of Robert Half International Inc., a Delaware corporation (the “Company”), the principal executive offices of which are located at 2884 Sand Hill Road, Menlo Park, California 94025. The approximate date on which this proxy statement and the enclosed proxy are being mailed to the Company’s stockholders is March 25, 2005. The proxy is solicited for use at the annual meeting of stockholders (the “Meeting”) to be held at 9:00 a.m. on Tuesday, May 3, 2005, at The Westin Hotel—San Francisco Airport, 1 Old Bayshore Highway, Millbrae, California, 94030. Only stockholders of record on March 11, 2005 will be entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting. Each share is entitled to one vote. At the close of business on March 11, 2005 the Company had outstanding and entitled to vote 172,587,095 shares of its common stock, $.001 par value (“Common Stock”).

A stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Meeting to the Secretary of the Company, by a duly executed proxy bearing a date later than the date of the proxy being revoked, or at the Meeting if the stockholder is present and elects to vote in person. Solicitation of proxies may be made by directors, officers or employees of the Company by telephone or personal interview as well as by mail. Costs of solicitation will be borne by the Company.

An automated system administered by the Company’s transfer agent will tabulate votes cast at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders or with respect to election of directors, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved or a nominee has been elected.

NOMINATION AND ELECTION OF DIRECTORS

Nominees of the Present Board of Directors

The By-Laws of the Company provide for a Board of Directors consisting of not fewer than six nor more than eleven directors. The size of the Board of Directors is presently set at seven and there are no vacancies. All of the nominees are presently directors of the Company. The present term of office of all directors will expire upon election of directors at the Meeting. The full Board of Directors will be elected at the Meeting to hold office until the next annual meeting and until their successors are elected.

Proxies cannot be voted for more than seven persons. Directors are elected by a majority of the votes of the shares present in person or represented by proxy and entitled to vote at the Meeting. Proxies solicited by the Board will be voted “FOR” the election of the nominees named below unless stockholders specify in their proxies to the contrary. Although the Board does not expect any nominee to become unavailable to serve as a director for any reason, should that occur before the Meeting, proxies will be voted for the balance of those named and such substitute nominee as may be selected by the Board.

The following table lists the name of each nominee for election as director (each of whom is a current member of the Board of Directors), his age at January 31, 2005 and the period during which he has served as a director.

Name	Age	Director Since
Andrew S. Berwick, Jr.	71	1981
Frederick P. Furth	70	1983
Edward W. Gibbons	68	1988
Harold M. Messmer, Jr.	58	1982
Thomas J. Ryan	80	1987
J. Stephen Schaub	64	1989
M. Keith Waddell	47	1999

Mr. Berwick has been President of Berwick-Pacific Corporation, a real estate development company, for more than the past five years. He is Chairman Emeritus of California Healthcare System.

Mr. Furth has been senior partner of The Furth Firm LLP, a law firm, for more than the past five years. He is the Proprietor of Chalk Hill Estate Winery, LLC and Chalk Hill Estate Vineyards, LLC and Chairman of the Board of the Furth Family Foundation.

Mr. Gibbons is owner and president of Gibbons & Co., Inc., a private merchant banking firm. Mr. Gibbons is also currently a director of Jack in the Box, Inc.

Mr. Messmer has been Chairman of the Board since 1988 and Chief Executive Officer since 1987. From 1985 through February 2004 he served as President. Mr. Messmer is a director of Health Care Property Investors, Inc.

Mr. Ryan has been Chairman of the Board of Directors and Chief Executive Officer of ISU International, a franchisor of independent insurance agents, since 1979.

Mr. Schaub has been President and owner of J.S. Schaub & Co., Inc., a firm engaged in investments and financial consulting, for more than the past five years. Since 1984, he has also been Chief Financial Officer, part owner and a director of Northwest Energy Services, Inc., a privately owned engineering firm specializing in energy audits, installation and financing of energy conservation measures.

Mr. Waddell has been Vice Chairman of the Board since 1999, President since February 2004 and Chief Financial Officer since 1988. He served as Vice President from 1986, when he joined the Company, until 1993, Treasurer from 1987 until February 2004 and Senior Vice President from 1993 until 1999.

The Board and Committees

The Board of Directors has standing Audit, Compensation, Nominating and Governance, and Executive Committees.

The Audit Committee, composed of Messrs. Berwick, Gibbons and Schaub, met four times during 2004. The functions of the Audit Committee include selecting the Company’s independent auditors (subject to stockholder ratification), approving the fees of the independent auditor, monitoring the qualifications and independence of the independent auditor, consulting with the independent auditors with regard to the plan of audit, the results of the audit and the audit report, conferring with the auditors with regard to the adequacy of internal accounting controls, and monitoring the effectiveness of the Company’s internal accounting function.

The Compensation Committee, currently composed of Messrs. Berwick and Furth, met five times during 2004 and acted once by unanimous written consent. The function of the Compensation Committee is to establish compensation policies for the Company’s senior officers and to administer compensation plans in which officers, directors and employees are eligible to participate.

The Nominating and Governance Committee, currently composed of Messrs. Berwick, Furth, Gibbons and Schaub, met twice during 2004. The Nominating Committee’s role is to recommend candidates to fill any vacancy that may occur in the Board of Directors, develop and recommend corporate governance guidelines to the Board and oversee the evaluation of the Board and management.

The Executive Committee, currently composed of Messrs. Messmer, Furth and Ryan, met twice during 2004. The Executive Committee has all of the powers of the Board of Directors, with certain specific exceptions required by Delaware law.

The Board met six times during 2004. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and of the committees of the Board on which he served that were held while he was a member thereof.

It is the Company’s policy that directors are expected to attend the Annual Meeting of Stockholders. All of the directors attended the 2004 Annual Meeting of Stockholders.

The Board of Directors has determined that each of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee has no material relationship with the Company and therefore is “independent” as defined by Section 303A of the Listed Company Manual of the New York Stock Exchange. In making such determination, the Board has adopted guidelines providing that any relationship with the Company shall be deemed to be not material if (a) the director meets the independence requirements set forth in Sections 303A.02(b)(i) through 303A.02(b)(v) of the New York Stock Exchange’s Listed Company Manual and (b) the relationship is not required to be disclosed pursuant to Item 404(b) of Regulation S-K adopted by the Securities and Exchange Commission. The Board of Directors has also determined that Edward W. Gibbons and J. Stephen Schaub, each of whom is a member of the Audit Committee, are each an “audit committee financial expert” and “independent” in accordance with the requirements of Item 401(h) of Securities and Exchange Commission Regulation S-K.

The Company’s independent directors meet quarterly in executive session without management. Mr. Gibbons, Chairman of the Nominating and Governance Committee, presides at such meetings.

Executive Officers

The following table lists the name of each current executive officer of the Company, his or her age at January 31, 2005, and his or her current positions and offices with the Company:

Name	Age	Office
Harold M. Messmer, Jr.	58	Chairman of the Board and Chief Executive Officer
M. Keith Waddell	47	Vice Chairman of the Board, President and Chief Financial Officer
Paul F. Gentzkow	49	President and Chief Operating Officer-Staffing Services
Robert W. Glass	46	Executive Vice President, Corporate Development
Steven Karel	54	Vice President, Secretary and General Counsel
Michael C. Buckley	38	Vice President-Finance and Treasurer

Mr. Gentzkow has been President and Chief Operating Officer-Staffing Services since February 2004. From 2000 until February 2004, he served as Executive Vice President, Operations. For more than five years prior to his election as an executive officer, he served as Director of Field Operations.

Mr. Glass has been Executive Vice President, Corporate Development since February 2004. From 1993 until February 2004 he served as Senior Vice President, Corporate Development. From 1987 until 1993 he served as Vice President.

Mr. Karel has been Vice President and General Counsel of the Company since 1989 and Secretary since 1993.

Mr. Buckley has been Vice President-Finance and Treasurer since February 2004. He has been Vice President since 2001 and served as Controller, Corporate Accounting from 1999 until February 2004. From 1995 through 1999 he held various other positions with the Company.

The executive officers of the Company are also officers of the Company’s wholly owned subsidiaries.

All of the executive officers serve at the pleasure of the Board of Directors. Mr. Messmer has an employment agreement with the Company to serve as Chairman and Chief Executive Officer. In addition, severance agreements have been entered into with certain executive officers. See the discussion under “Compensation of Executive Officers” below.

There are no family relationships between any of the directors or executive officers.

BENEFICIAL STOCK OWNERSHIP

The following table sets forth information as of February 28, 2005 concerning beneficial ownership of Common Stock by (i) the only persons known to the Company to be beneficial owners of 5% or more of the outstanding Common Stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. Included in share ownership are shares that may be acquired upon the exercise of options that are currently exercisable or become exercisable on or before April 30, 2005 (“Exercisable Options”). All persons have sole voting and investment power except as otherwise indicated.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Common Stock
FMR Corp. 82 Devonshire Street Boston, MA 02109	20,225,524	(a)	11.7%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	16,647,000	(b)	9.6%
Primecap Management Company 225 South Lake Avenue Pasadena, CA 91101	12,196,876	(c)	7.1%
Andrew S. Berwick, Jr.	702,324	(d)	0.4%
Frederick P. Furth	4,497,600	(e)	2.6%
Edward W. Gibbons	900,515	(f)	0.5%
Harold M. Messmer, Jr.	7,304,505	(g)	4.1%
Thomas J. Ryan	304,636	(h)	0.2%
J. Stephen Schaub	2,864,969	(i)	1.7%
M. Keith Waddell	3,611,681	(j)	2.1%
Paul F. Gentzkow	2,278,778	(k)	1.3%
Robert W. Glass	706,803	(l)	0.4%
Steven Karel	574,217	(m)	0.3%
Michael C. Buckley	101,317	(n)	0.1%
All executive officers and directors as a group (11 persons)	23,847,345		12.8%

(a)	Information is as of December 31, 2004, the latest date for which information is available to the Company. According to a Schedule 13G filed by FMR Corp., 17,492,889 shares are held indirectly by FMR Corp. and Edward C. Johnson 3d (Chairman and a significant stockholder of FMR Corp.) and Abigail P. Johnson (director and a significant stockholder of FMR Corp.) and directly by various entities controlled by FMR Corp., including Fidelity Management & Research Company and Fidelity Management Trust Company, all of which own such shares in their capacities as investment advisers, investment companies or investment managers. Fidelity International Limited, of which Edward C. Johnson 3d and members of his family are indirect significant stockholders, owns 2,732,635 shares directly or through various controlled entities, all of which own such shares in their capacities as investment advisors or investment managers. According to the Schedule 13G, sole dispositive power is held with respect to all shares.

(b)	Information is as of December 31, 2004, the latest date for which information is available to the Company. According to a Schedule 13G filed by Capital Research and Management Company, which identified itself as an investment advisor in the Schedule 13G, sole dispositive power is held with respect to all of such shares and no voting power is held with respect to any of such shares.

(c)	Information is as of December 31, 2004, the latest date for which information is available to the Company. According to Primecap Management Company, which identified itself as an investment advisor in a Schedule 13G, includes shares held by Vanguard Chester Funds which, according to a Schedule 13G filed by such fund, held 8,915,100 shares as of December 31, 2004, in its capacity as an investment company, with sole voting power over all of such shares.

(d)	Includes 180,000 shares that may be acquired upon the exercise of Exercisable Options.

(e)	Includes 2,732,600 shares as to which Mr. Furth has voting power but not dispositive power, 239,800 shares owned by the Furth Family Foundation, a charitable foundation of which Mr. Furth is a director, as to which shares Mr. Furth has shared voting and dispositive powers, and 156,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 9,000 shares owned by Mr. Furth’s wife, as to which shares he has sole voting and dispositive power.

(f)	Includes 720,515 shares as to which Mr. Gibbons has voting power but not dispositive power and 180,000 shares that may be acquired upon the exercise of Exercisable Options.

(g)	Includes 6,347,770 shares that may be acquired upon the exercise of Exercisable Options, 626,695 shares acquired pursuant to Company benefit plans, as to which shares Mr. Messmer has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, 358,289 shares as to which Mr. Messmer shares voting and dispositive power with his wife, 213,857 shares held by the Harold M. Messmer, Jr. 2003 Annuity Trust and 213,857 shares held by the Marcia N. Messmer 2003 Annuity Trust, of which trusts Mr. Messmer is the trustee and as to which shares he has sole voting and dispositive power, 150,000 shares held by 4M Partners, L.P., of which partnership Mr. Messmer and his wife are indirect sole general partners and 13,124 shares held by Mr. Messmer as custodian for his son, as to which shares Mr. Messmer has voting and dispositive power but disclaims beneficial ownership.

(h)	Includes 156,000 shares that may be acquired upon the exercise of Exercisable Options. Also includes 19,500 shares held by the Ryan Family Foundation, as to which shares Mr. Ryan shares voting and dispositive power but in which he has no pecuniary interest.

(i)	Includes 180,000 shares that may be acquired upon the exercise of Exercisable Options, 100,000 shares held by the Sunrise Investment Partners II, LP, of which Mr. Schaub is general partner and a limited partner, 43,000 shares held by The Schaub Foundation, as to which shares Mr. Schaub shares voting and dispositive power but in which he has no pecuniary interest and 704 shares owned by Mr. Schaub’s wife.

(j)	Includes 2,868,871 shares that may be acquired upon the exercise of Exercisable Options, 319,584 shares acquired pursuant to Company benefit plans, as to which shares Mr. Waddell has sole voting power but as to which disposition is restricted pursuant to the terms of such plans and 742,760 shares as to which Mr. Waddell shares voting and dispositive power with his wife. Also includes 50 shares owned by Mr. Waddell’s son.

(k)	Includes 2,114,319 shares that may be acquired upon the exercise of Exercisable Options, 253,373 shares that were acquired pursuant to company benefit plans, as to which shares Mr. Gentzkow has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, and 164,459 shares as to which Mr. Gentzkow shares voting and dispositive power with his wife.

(l)	Includes 434,193 shares that may be acquired upon the exercise of Exercisable Options, 72,173 shares acquired pursuant to Company benefit plans, as to which shares Mr. Glass has sole voting power but as to which disposition is restricted pursuant to the terms of such plans, 267,630 shares as to which Mr. Glass shares voting and dispositive power with his wife and 1,500 shares held by Mr. Glass’s minor children.

(m)	Includes 393,703 shares that may be acquired upon the exercise of Exercisable Options and 72,173 shares acquired pursuant to Company benefit plans, as to which shares Mr. Karel has sole voting power but as to which disposition is restricted pursuant to the terms of such plans.

(n)	Includes 89,716 shares that may be acquired upon the exercise of Exercisable Options, 42,500 shares acquired pursuant to Company benefit plans, as to which shares Mr. Buckley has sole voting power but as to which shares disposition is restricted pursuant to the terms of such plans and 11,601 shares as to which Mr. Buckley shares voting and dispositive power with his wife.

COMPENSATION OF EXECUTIVE OFFICERS

The following tables provide information as to compensation for services of the five executive officers of the Company who had the highest combination of salary and bonus with respect to 2004.

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Restricted Stock Awards(a)
Name and Principal Positions	Year	Salary		Bonus		Number of Shares		Market Value on Grant Date(b)		Securities Underlying Stock Options	All Other Compensation(c)
Harold M. Messmer, Jr. Chairman and Chief Executive Officer	2004 2003 2002	$ $ $	525,000 525,000 525,000	$ $ $	3,087,856 1,513,994 413,541	262,523 262,523 302,280	(d) (e)	$ $ $	6,972,611 5,998,651 5,123,646	100,000 shares 249,433 shares 571,410 shares	$ $ $	365,127 72,807 40,634

M. Keith Waddell Vice Chairman, President and Chief	2004 2003 2002	$ $ $	265,000 265,000 265,000	$ $ $	1,502,600 742,600 274,485	138,745 138,745 138,745	(d) (e)	$ $ $	3,685,067 3,170,323 2,351,728	100,000 shares 131,086 shares 262,171 shares	$ $ $	268,130 151,383 115,777
Financial Officer

Paul F. Gentzkow President and Chief Operating Officer- Staffing Services	2004 2003 2002	$ $ $	265,000 265,000 265,000	$ $ $	1,350,000 666,000 241,202	110,000 110,000 110,000	(d) (e)	$ $ $	2,921,600 2,513,500 1,864,500	85,000 shares 110,550 shares 221,100 shares	$ $ $	244,818 140,136 102,716

Robert W. Glass Executive Vice President	2004 2003 2002	$ $ $	205,000 205,000 205,000	$ $ $	427,000 187,000 57,547	31,333 31,333 31,333	(d) (e)	$ $ $	832,204 715,959 531,094	18,000 shares 22,110 shares 44,220 shares	$ $ $	95,964 58,757 53,241

Michael C. Buckley (f) Vice President-Finance and Treasurer	2004		$205,000		$295,000	27,500	(d)		$737,600	40,000 shares		$75,000

(a)	At December 31, 2004, Messrs. Messmer, Waddell, Gentzkow, Glass and Buckley held an aggregate of 909,479, 453,944, 359,895, 102,515 and 52,000 shares of restricted stock, respectively, having a market value, on that date of $26,765,967, $13,359,572, $10,591,710, $3,017,016 and $1,530,360, respectively. All restricted stock awards vest automatically upon the occurrence of a Change in Control. The executive officers have the right to receive any dividends paid on restricted shares.

(b)	Determined by multiplying the number of shares granted by the fair market value of the Company’s Common Stock on the date of grant, without giving effect to the diminution of value attributable to vesting restrictions.

(c)	Mr. Messmer’s amount in this column for 2004 includes $12,627 with respect to life insurance. The remaining amounts in this column for 2004 are attributable to allocations in the Company’s records pursuant to defined contribution plans that pay the benefits allocated thereunder only upon the executive officer’s retirement, death or termination of employment.

(d)	These grants vest at the rate of 25% per year over the first four years following the grant and are also subject to a performance condition.

(e)	Pursuant to the performance conditions of the plan under which these shares were granted, Messrs. Messmer, Waddell, Gentzkow and Glass forfeited, without receiving any payment in return, 48,365, 22,199, 17,600 and 5,013 shares, respectively, of these grants. Such forfeited shares should be subtracted from the shares indicated in the table to determine the final amounts of such grants.

(f)	Mr. Buckley was first elected an executive officer in 2004.

Option Grants In Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(a)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Grant Date Present Value(b)*
Harold M. Messmer, Jr.	100,000	(c)	5.3%	$26.56	10/28/14	$1,254,000	(d)

M. Keith Waddell	100,000	(c)	5.3%	$26.56	10/28/14	$1,110,157	(d)

Paul F. Gentzkow	85,000	(c)	4.5%	$26.56	10/28/14	$943,634	(d)

Robert W. Glass	18,000	(c)	1.0%	$26.56	10/28/14	$199,828	(d)

Michael C. Buckley	22,000	(e)	1.2%	$28.00	7/28/14	$264,101	(f)
	18,000	(c)	1.0%	$26.56	10/28/14	$199,828	(d)

*	In order for the assumed values to be realized, the total market value of all outstanding shares of the Company’s Common Stock would have to increase by more than $1.9 billion from its value on the grant date.

(a)	All grants entitle the holder to satisfy tax withholding obligations resulting from exercise by reduction in the number of shares otherwise deliverable. In addition to the specified vesting schedule, (i) these options may vest upon termination of employment under certain circumstances pursuant to the respective severance agreements described below, (ii) all grants vest automatically upon death, disability or the occurrence of a change in control and (iii) all grants are subject to accelerated vesting at the discretion of the Compensation Committee.

(b)	Calculated in accordance with the Binomial Model for estimating the value of stock options, which estimates the present value of an option based upon assumptions as to future variables such as interest rate and stock price volatility, as detailed in footnotes (d) and (f) below. The actual value, if any, realized on the exercise of an option will depend on the excess of the fair market value of the stock over the exercise price on the date the option is exercised, and may be substantially different from the value estimated by the Binomial Model.

(c)	This option becomes exercisable in four equal installments on October 28, 2005, October 28, 2006, October 28, 2007 and October 28, 2008.

(d)	The Binomial calculations assumed an expected volatility of 49.39%, an interest rate of 3.34%, a dividend rate of .90%, a tenor of 6.12 years and, for individuals other than Mr. Messmer, a 3% annual reduction until the option is fully vested to reflect risk of forfeiture.

(e)	This option becomes exercisable in four equal installments on October 22, 2004, October 22, 2005, October 22, 2006 and October 22, 2007.

(f)	The Binomial calculations assumed an expected volatility of 50.69%, an interest rate of 3.82%, a dividend rate of .86%, a tenor of 5.95 years and a 3% annual reduction until the option is fully vested to reflect risk of forfeiture.

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year-End Option Values

	Shares Acquired on Exercise		Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
Name				Exercisable	Unexercisable	Exercisable	Unexercisable
Harold M. Messmer, Jr.	726,845	(a)	$15,854,841	6,390,829	572,780	$94,951,591	$5,083,552
M. Keith Waddell	344,400	(a)	$8,326,649	2,868,871	329,401	$42,061,875	$2,569,866
Paul F. Gentzkow	0		0	2,129,835	278,463	$29,244,342	$2,169,182
Robert W. Glass	157,686	(a)	$3,914,557	434,193	56,693	$6,278,944	$436,709
Michael C. Buckley	1,650		$10,186	89,339	55,159	$1,035,223	$317,062

(a)	All such options were granted in 1994 or 1995 at 100% of fair market value, were due to expire on the tenth anniversary of the grant date and were approaching their expiration dates.

Harold M. Messmer, Jr., Chairman of the Board and Chief Executive Officer, has an employment agreement with the Company terminating December 31, 2008. Under the terms of the employment agreement, Mr. Messmer will receive a base annual salary of not less than $525,000 and will receive certain other benefits, including life insurance and tax planning. In the event the employment of Mr. Messmer is terminated involuntarily other than for cause, or voluntarily within one year following a change in control of the Company, he is entitled to receive severance compensation. The amount of such severance compensation shall be, at Mr. Messmer’s election, either (i) an annual payment, through the stated expiration date of his agreement, equal to the sum of his base salary, at the rate in effect on the date of termination, and an amount equal to his bonus for the calendar year prior to termination, or (ii) the present value of such payments. If Mr. Messmer’s employment is terminated by reason of death or disability, he or his estate will receive only 75% of his base salary through the termination date of the agreement and will not receive any amount in lieu of bonus. If Mr. Messmer’s employment terminates other than for cause, he and his wife will continue thereafter to participate in the Company’s healthcare plan for its employees, at Company expense. The employment agreement provides for automatic renewal for an additional year on each December 31.

Severance agreements have been entered into with Messrs. Messmer, Waddell, Gentzkow, Glass and Karel. Each severance agreement provides that the employee will be paid 24 months base salary (36 months if the employee has served as a director) if his employment is terminated without cause, as defined in the agreement. The terminated employee will also receive a pro rata share of any bonus he would otherwise have received pursuant to any bonus plan if his employment had not been terminated, such amount to be paid when bonuses are generally paid pursuant to the plan. However, if the termination occurs within one year following a change in control of the Company (as defined in the agreements), then in lieu of the foregoing bonus payment the employee will receive monthly payments equal to 1/12 of the prior year’s bonus for 24 months (36 months if the employee has served as a director). Notwithstanding the foregoing, no individual shall receive salary and bonus payments under both this agreement and any other agreement. Instead, only the greater of such benefits provided by either agreement shall be paid. On the termination date, any unvested stock or options would become fully vested, as would any amounts accrued for the employee’s benefit under the Deferred Compensation Plan or Senior Executive Retirement Plans (defined contribution plans that pay benefits only upon retirement, death or other termination of employment). In addition, if the employee has served as a director, the foregoing benefits will be provided in the event of any voluntary termination within one year following a change in control.

The Company has entered into Agreements with each of Messrs. Messmer, Waddell, Gentzkow, Glass and Karel. Each Agreement provides that the employee will be retained as a part-time employee for a four year period following retirement. The individual will provide advice and counsel as requested during the part-time employment period and will be prohibited from competing with the Company during that period. In return, the individual will receive annual compensation during the part-time employment equal to 8% of the total cash base salary and bonus paid during the last complete calendar year prior to retirement, and stock option and restricted stock awards made prior to retirement will remain outstanding. For purposes of the Agreements, retirement is defined to be any termination by the employee of his employment subsequent to the later of age 55 or 20 years of service.

The Company had in effect a key executive retirement plan, which was terminated in 1987. Participants in the plan prior to its termination will continue to receive benefits thereunder. The only current employee participating in the plan is Mr. Messmer, who participates pursuant to a separate retirement agreement. Under Mr. Messmer’s retirement agreement, as amended, if Mr. Messmer’s employment is terminated (whether voluntarily or involuntarily) for any reason, he is to receive monthly benefits commencing in the month following the date of his employment termination. Monthly benefit payments are a specified percentage, depending upon his age at retirement, (the “Retirement Percentage”) of the sum of $2,500 plus 1/12 of Mr. Messmer’s combination of Salary and Bonus (as such terms are defined in his retirement agreement) paid to Mr. Messmer with respect to the year 2000, which was approximately $3.6 million. The Retirement Percentage (which was established at its current levels on the recommendation of an outside compensation consulting firm) is 30% if Mr. Messmer retires at age 50, and increases by 0.25% for each month Mr. Messmer delays his retirement beyond age 50, to a maximum of 66% if Mr. Messmer retires at age 62. Notwithstanding the foregoing, the Retirement Percentage is 66% if a Change in Control (as defined in his retirement agreement) occurs prior to Mr. Messmer’s retirement. For the first 15 years after his termination of employment, Mr. Messmer or his beneficiary will also receive a supplemental monthly benefit that varies depending upon his retirement age, which benefit will be $6,241 per month if he retires at age 50, and increases by 8%, compounded, for each year he delays his retirement beyond age 50 through, but not beyond, age 62. If Mr. Messmer were to retire at age 62 or later, his estimated initial annual benefit (including the supplemental benefit) would be approximately $2.6 million. The retirement agreement also provides that if Mr. Messmer dies before his employment is otherwise terminated or after his employment terminates but before receiving 180 monthly retirement payments, such payments are to be made to his designated beneficiary beginning the month following his death until an aggregate of 180 monthly retirement payments have been made. If his designated beneficiary is his wife, after the payment for the 180th month has been made, she will continue to receive monthly payments until her death of half the amount he would have received. All benefits other than the supplemental benefit are subject to annual cost of living increases. Pursuant to the retirement agreement, the Company will, promptly following a request by Mr. Messmer, fund an irrevocable grantor trust as necessary to provide for its obligations under the retirement agreement. Upon Mr. Messmer’s termination of employment, the Company will deliver to him (or his beneficiary) an annuity or, at his request, a lump sum cash payment, and annually thereafter the Company will pay him any additional post-retirement CPI increases. Mr. Messmer also has the option to have the Company pay all or a portion of his retirement benefit as either a monthly annuity or in equal installments over a fixed number of years. If Mr. Messmer selects the Company payment option, he has the right to commute the remaining monthly payments into a cash lump sum by incurring a penalty.

The Company has adopted an Excise Tax Restoration Agreement covering the current directors and Messrs. Gentzkow, Glass and Karel. If any such individual becomes subject to such a tax in connection with a change of control, he will receive a cash payment equal to the sum of the excise tax due, in addition to an amount necessary to restore him to the same after-tax position as if no excise tax had been imposed.

COMPENSATION OF DIRECTORS

Prior to May 4, 2004, each outside director received an annual fee of $30,000 for services as a director, $1,000 for each board meeting attended, and an annual fee of $3,000 for service on each of the Executive Committee, the Audit Committee or the Compensation Committee. Each outside director also received an annual grant of an option for 24,000 shares pursuant to the Outside Directors’ Option Plan, as described below. Effective May 4, 2004, the compensation arrangements for outside directors were amended to reduce the annual option grant and increase cash fees. Effective May 4, 2004, the annual option grants were reduced from 24,000 shares to 12,000 shares. Concurrently with such reduction, cash fees for outside directors were established as follows: (1) an annual fee of $40,000 for service on the Board, (2) a fee of $1,500 for each Board meeting attended, (3) a $3,000 annual fee for service on each of, as applicable, the Audit Committee, the Compensation Committee, and/or the Nominating and Governance Committee, (4) an additional annual fee of $10,000 for serving as Chairman of the Audit Committee and (5) an additional annual fee of $5,000 for serving as Chairman of the Compensation Committee or the Nominating and Governance Committee. All directors also receive reimbursement for travel and other expenses directly related to activities as directors.

Each outside director receives an annual option grant under the Outside Directors’ Option Plan. The plan provides for the automatic granting of options to outside directors (currently all directors other than Messrs. Messmer and Waddell) on the day of each Annual Meeting of Stockholders. The Plan currently provides that, on such day, each outside director will receive an option for the purchase of 12,000 shares. However, if such individual has not previously been granted an option by the Company, the grant will be for the purchase of 30,000 shares, rather than 12,000 shares. The exercise price for all options is 100% of the fair market value on the date of grant. All options are for a term of ten years and will vest at the rate of 25% per year for each of the first four years. However, all options vest automatically and immediately upon the occurrence of a Change in Control (as defined in the plan) and each option granted after January 1, 1999 (“New Option”) will vest automatically on death or disability. No option may be exercised until at least six months after its grant date. When an individual ceases to be a director, the unvested portions of options shall terminate immediately and the vested portions of options may be exercised for a limited period following termination, except that New Options shall remain outstanding and unaffected by the termination if it occurs after the later to occur of age 55 and seven years of service as a director or by reason of death or disability. The plan terminates on May 1, 2006. Notwithstanding termination of the plan, any options granted prior to termination will remain outstanding in accordance with their terms. Each of the outside directors (all directors other than Messrs. Messmer and Waddell) was, pursuant to the terms of the plan, granted an option on May 4, 2004 (the date of the 2004 Annual Meeting of Stockholders) at an exercise price of $27.36 per share, the fair market value on the date of grant. Each of such grants was for an option to purchase 12,000 shares.

AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following information under the captions “Audit Committee Information” and “Audit Committee Report” shall not be deemed to be incorporated by reference into any such filings.

Audit Committee Information

The Company’s Board of Directors has adopted a charter for the Audit Committee. The charter was attached as an appendix to the Proxy Statement for the 2004 Annual Meeting of Stockholders and is available at www.rhi.com in the “Corporate Governance” section under the “Investor Relations” tab. The Board of Directors has determined that all of the members of the Audit Committee are independent as defined in the New York Stock Exchange’s listing standards.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2004, contained in the Company’s Annual Report on Form 10-K (the “2004 Financial Statements”) with the Company’s management. The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed PwC’s independence with them. Based on the foregoing review and discussions, the Audit Committee has recommended to the Company’s Board of Directors that the 2004 Financial Statements be included in the Company’s Annual Report on Form 10-K.

Andrew S. Berwick, Jr.	Edward W. Gibbons	J. Stephen Schaub

COMPARATIVE PERFORMANCE GRAPH

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following Performance Graph shall not be deemed to be incorporated by reference into any such filings.

The following graph compares, through December 31, 2004, the cumulative total return of the Company’s Common Stock, an index of certain publicly traded employment services companies, and the S&P 500. The graph assumes the investment of $100 at the end of 1999 and reinvestment of all dividends. The information presented in the graph was obtained by the Company from outside sources it considers to be reliable but has not been independently verified by the Company.

(a)	This index represents the cumulative total return of the Company and the following corporations providing temporary or permanent employment services: CDI Corp., Kelly Services, Inc., Manpower Inc. and Spherion Corp.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate by reference this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

The Compensation Committee believes that setting compensation at levels designed to attract and retain key individuals is critical to the success of a personnel services business in which there are few tangible assets and in which people represent the true “assets” of the Company. The Committee is also mindful of the fact that the Company’s industry is fractured with a myriad of private firms owned by entrepreneurial individuals representing the Company’s most effective competition in many markets. Successful competitors generate large financial rewards to the owners as the Company knows from its acquisitions of such firms over the years. It is imperative that the Company’s compensation program provide significant cash and equity incentives to its key managers so as to compete with both public and private companies for this talent and the Committee believes the Company’s compensation program achieves this result. The principal components of compensation are annual base salaries, bonuses, restricted stock and stock option awards. Generally, annual bonus awards are based upon earnings per share, and each executive’s bonus is increased or decreased, according to a formula, in relation to how the actual earnings per share compares with the target earnings per share for the year set by the Committee. The Committee believes that the emphasis placed upon equity grants (restricted stock and stock options) aligns the interest of the officers with those of the stockholders, and makes a significant portion of executive compensation contingent upon long-term positive share price performance. In addition, restricted stock awards are subject to a performance condition that makes all or a portion of the award subject to forfeiture depending upon earnings per share. (For example, in 2002 and 2003, each executive officer forfeited approximately 47% and 16% of his 2001 and 2002 restricted stock awards, respectively, because earnings per share failed to reach specified targets.)

In establishing compensation levels for the Chief Executive Officer, the Compensation Committee considered the factors described above. In addition, the Committee also considered several subjective factors related to the Company’s business. These included, among other things, the Company’s strong cash position and its continued generation of strong cash flow, the Company’s performance relative to both its public and private competitors, the Chief Executive Officer’s ability to develop and maintain significant business relationships for the Company and the complexity of managing an international service business.

The Committee also notes the following items:

1.	Revenue for 2004 was approximately $2.7 billion, an increase of 35% over 2003.

2.	Earnings per share for 2004 were $.79, which was almost 20 times greater than the $.04 earnings per share for 2003.

3.	The Company generated $161.8 million in net cash flow from operations, an increase of 43% over the prior year, and ended the year with $436.8 million cash and cash equivalents.

4.	For the 10 years ended December 31, 2004, the Company ranked in the top 11.7% of all NYSE firms trading during this period based on total return. The Company was also in the top 16.4% of the S&P 500 based on total return over this period.

5.	Protiviti, the Company’s internal audit and risk consulting unit launched in May 2002, finished the year with revenues of $352 million, an increase of 164% over 2003.

In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Company and to the executives. However, tax consequences, including but not limited to tax deductibility by the Company, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by executives regarding options and other rights) that are beyond the control of either the Compensation Committee or the Company. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs. For all of the foregoing reasons, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will, of course, consider alternative forms of compensation, consistent with its compensation goals, that preserve deductibility.

Andrew S. Berwick, Jr.	Frederick P. Furth

PROPOSAL REGARDING THE STOCK INCENTIVE PLAN

General

The Company is requesting that stockholders vote in favor of adopting the Robert Half International Inc. Stock Incentive Plan (the “New Stock Plan”), which was approved by the Board of Directors on February 15, 2005. If adopted, the New Stock Plan will replace the Company’s five existing equity plans (the “Existing Plans”), two in advance of their expiration and three which were not previously submitted to stockholders for approval and which do not expire by their terms. If adopted, the New Stock Plan will become the sole plan for providing stock-based incentive compensation to eligible employees, consultants and directors.

The New Stock Plan gives the Company the flexibility to responsibly address changing accounting rules and corporate governance concerns by utilizing stock options, restricted stock, stock units, and stock appreciation rights. The Existing Plans provide only for stock options and restricted stock. The Company has no specific plans to use stock appreciation rights or stock units. However, in light of frequent changes in the accounting treatment of various equity incentives and the possibility of future accounting or tax changes, the Company believes that it is advantageous for it to have maximum flexibility in the fashioning future equity compensation. If adopted, no further grants will be made under the Existing Plans.

The New Stock Plan contains the following important compensation and governance best practices:

•	Repricing of stock options is prohibited.

•	Stock option grants must be made at not less than 100% of the fair market value on the date of grant.

•	Stock option reloads are prohibited.

•	Grants to executive officers, including stock options, must be made subject to a performance condition, thus tying the value of the award to the Company’s performance.

•	The New Stock Plan has a three-year life span with a fixed number of shares authorized. It is not an evergreen plan.

•	A total of 10,000,000 shares would be available under the New Stock Plan, which is approximately 5.8% of the outstanding shares. When divided by the three year life of the plan, this yields an average of approximately 1.9% of the outstanding shares per year.

•	No outside director may receive a grant exceeding 15,000 shares in any year.

The following important considerations should also be taken into account when considering the plan:

•	The Company is a personal services business. It has a long history of issuing equity incentives as a key element of its compensation programs designed to attract, motivate and retain its employees. Substantially all full time staffing division employees have received stock option grants in the past.

•	For the one, five and ten year periods ending December 31, 2004, the average annual compound total returns to stockholders were 26.9%, 15.7% and 22.2%, respectively. As stated previously in this proxy statement, for the 10 years ended December 31, 2004, the Company ranked in the top 11.7% of all NYSE firms trading during this period based on total return. The Company was also in the top 16.4% of the S&P 500 based on total return over this period. The Company believes that these results reflect the success of its equity compensation practices.

•	The Company has reduced its annual dilution from equity grants in recent years from approximately 4.5% in 2002 to approximately 1.9% in 2004.

•	The Company has a policy, described at the Company’s website (www.rhi.com), requiring each executive officer to own stock equal to six times his base salary.

•	Upon the adoption of New Stock Plan, all Existing Plans, including those that were not submitted to stockholders for approval, will be terminated.

•	During the second quarter of 2004, the Company paid its first dividend to stockholders in the quarterly amount of $.06 per share. This was raised to $.07 per share in the first quarter of 2005.

By making a significant portion of compensation contingent upon long-term positive share price performance, the interests of stockholders are furthered. The Board of Directors strongly believes that this philosophy has served, and will continue to serve, the Company well and that approval of the New Stock Plan is vital to the Company’s continued success.

The New Stock Plan’s effectiveness is dependent on the approval of the Company’s stockholders at the Meeting.

The following is a summary of the principal features of the New Stock Plan. The New Stock Plan is attached to this proxy statement as Appendix A. As of March 11, 2005, the fair market value of a share of the Company’s common stock (“Share”) was $28.26.

Share Reserve

The aggregate number of Shares that will be available for issuance under the New Stock Plan is 10,000,000 Shares. If awards under the New Stock Plan are forfeited or terminate before being exercised, then the Shares underlying those awards again become available for awards under the New Stock Plan. If stock appreciation rights are exercised or stock units are settled, only the number of Shares actually issued in settlement of such rights will reduce the number of Shares available for awards under the New Stock Plan and the balance will again become available for awards under the New Stock Plan.

No participant in the New Stock Plan may be granted during any fiscal year awards covering in excess of 2,000,000 Shares. In addition, nonemployee directors may only be granted awards under the New Stock Plan covering 15,000 Shares per fiscal year.

In the event of a subdivision of the outstanding Shares, a stock split or reverse stock split, a recapitalization, reorganization, merger, liquidation, spin-off, exchange of shares or a similar occurrence, the New Stock Plan administrator will, in its discretion, make appropriate adjustments to the number of Shares issuable under the New Stock Plan (on both an aggregate and per-participant basis) and under each outstanding award. Appropriate adjustments will also be made to the exercise price of outstanding options and stock appreciation rights.

Administration

The Compensation Committee will administer the New Stock Plan with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) and awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code (the “Code”). Typically, the Compensation Committee or a separate committee of one or more directors of the Company appointed by the Board of Directors or the Compensation Committee will administer the New Stock Plan with respect to all other persons and awards. The New Stock Plan administrator has complete discretion, subject to the provisions of the New Stock Plan, to authorize stock options, restricted shares, stock units and stock appreciation rights awards under the New Stock Plan. Notwithstanding the foregoing, only the full Board of Directors may grant and administer awards under the New Stock Plan to nonemployee directors.

Eligibility and Types of Awards Under the New Stock Plan

The New Stock Plan permits the granting of stock options, restricted shares, stock units and stock appreciation rights by the New Stock Plan administrator. Stock appreciation rights may be awarded in combination with stock options and such award may provide that the stock appreciation rights will not be exercisable unless the related stock options are forfeited.

Employees (including officers), consultants and directors of the Company and its subsidiaries and affiliates will be eligible to participate in the New Stock Plan. As of December 31, 2004, approximately 7,900 individuals (including five outside directors and six executive officers) would have been eligible to participate in the New Stock Plan.

Options

The New Stock Plan administrator may grant nonstatutory stock options or incentive stock options (which are entitled to favorable tax treatment) under the New Stock Plan. The New Stock Plan administrator may not grant stock options that automatically provide for the grant of new stock options upon their exercise. The number of Shares covered by each stock option granted to a participant will be determined by the New Stock Plan administrator.

Unless otherwise provided, stock options become exercisable with respect to 25% of the Shares covered by the option on each of the first through fourth anniversaries of the date of grant, provided that the recipient’s service has not terminated. The stock option exercise price is established by the New Stock Plan administrator and must be at least 100% of the fair market value of a Share on the date of grant. Stock options expire ten years after the date of grant unless otherwise provided. Unless provided otherwise by the New Stock Plan administrator or in an agreement, unvested stock options generally expire upon termination of the optionee’s service with the Company and vested stock options expire 90 days following such termination.

The exercise price must be paid at the time the Shares are purchased. Consistent with applicable laws, regulations and rules, payment of the exercise price of a stock option may be made in cash, (including by check, wire transfer or similar means), by surrendering or attesting to previously acquired Shares, or by other legal consideration.

Restricted Shares

The New Stock Plan administrator may award restricted shares with or without cash consideration paid to the Company. Restricted stock is Company common stock that is subject to forfeiture. When the restricted stock award conditions are satisfied, then the participant is vested in the Shares and has complete ownership of the Shares. Unless otherwise provided, restricted stock vests with respect to 25% of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the recipient’s service has not terminated.

Stock Units

The New Stock Plan administrator may also award stock units without cash consideration paid to the Company. A stock unit is a bookkeeping entry that represents a Share. A stock unit is similar to restricted stock in that the New Stock Plan administrator may establish performance goals and/or other conditions that must be satisfied before the participant can receive any benefit from the stock unit. When the participant satisfies the conditions of the stock unit award, the Company will pay the participant for the vested stock units with cash or Shares or any combination of both. Conversion of the stock units into cash may be based on the average of the fair market value of a Share over a series of trading days and on other methods. Stock units vest on the same basis as restricted stock. The Company has not used stock units in the past, and has no specific plans regarding their use in the future. However, in light of frequent changes in the accounting treatment of various equity incentives and the possibility of future accounting or tax changes, the Company believes that it is advantageous for it to have maximum flexibility in fashioning future equity compensation.

Stock Appreciation Rights

Additionally, the New Stock Plan administrator may grant stock appreciation rights. However, the New Stock Plan administrator may not grant stock appreciation rights that automatically provide for the grant of new stock appreciation rights upon their exercise. The number of shares covered by each stock appreciation right will be determined by the New Stock Plan administrator. Upon exercise of a stock appreciation right, the participant will receive payment from the Company in an amount determined by multiplying (a) the difference between (i) the fair market value of a Share on the date of exercise and (ii) the exercise price times (b) the number of Shares with respect to which the stock appreciation right is exercised. The exercise price of a stock appreciation right is established by the New Stock Plan administrator and may not be less than 100% of the fair market value of a Share on the date of grant. Stock appreciation rights may be paid in cash or Shares or any combination of both, as determined by the New Stock Plan administrator. Stock appreciation rights vest on the same basis as stock options. Stock appreciation rights expire ten years after the date of grant unless otherwise provided. Unless provided otherwise by the New Stock Plan administrator or in an agreement, unvested stock appreciation rights generally expire upon termination of the optionee’s service with the Company and vested stock appreciation rights expire 90 days following such termination. The Company has not issued stock appreciation rights in almost 20 years, and has no specific plans regarding their use in the future. However, in light of frequent changes in the accounting treatment of various equity incentives and the possibility of future accounting or tax changes, the Company believes that it is advantageous for it to have maximum flexibility in fashioning future equity compensation.

Performance Goals

Awards under the New Stock Plan may be made subject to a performance condition in addition to time-vesting conditions. Grants to the Company’s executive officers must be made subject to a performance condition utilizing the Company’s EPS as a performance goal and must be made in accordance with the requirements of Section 162(m) of the Internal Revenue Code for awards intended to qualify as “performance-based compensation” thereunder. Performance conditions under the New Stock Plan shall utilize one or more objective measurable performance goals as determined by the New Stock Plan administrator based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings; (iii) cash flow; (iv) sales or revenue; (v) expenses; (vi) profit margin; (vii) working capital; (viii) return on equity or assets; (ix) EPS; (x) stock price; (xi) price/earnings ratio; (xii) debt or debt-to-equity; (xiii) writeoffs; (xiv) cash; (xv) assets; and/ or (xvi) liquidity, each with respect to the Company and/or one or more of its operating units. “EPS” means diluted earnings per share, subject to certain modifications specified in the New Stock Plan. Awards to Participants who are not subject to the limitations of Section 162(m) of the Code may be determined without regard to performance goals and may involve New Stock Plan administrator discretion.

Special Termination Provisions

Under the New Stock Plan, all awards granted to a participant fully vest upon the participant’s death or termination due to total and permanent disability (as defined in the New Stock Plan).

In addition, all awards granted to an individual who is subject to Section 16 of the Exchange Act also vest upon a change in control or such individual’s retirement (as such terms are defined in the New Stock Plan). Each stock option or stock appreciation right held by an individual who is subject to Section 16 of the Exchange Act that vests as described in this or the preceding paragraph will remain outstanding until the earlier of its exercise or its original term.

Amendment and Termination

The Board of Directors or Compensation Committee may amend the New Stock Plan at any time and for any reason, subject to any required stockholder approval. The Board of Directors or Compensation Committee may terminate the New Stock Plan at any time and for any reason, and the New Stock Plan is currently set to terminate at the 2008 Annual Meeting of Stockholders unless re-adopted or extended by the stockholders prior to or on such date. The termination or amendment of the New Stock Plan may not adversely affect any award previously made under the New Stock Plan.

New Stock Plan Benefits

All awards are made at the discretion of the New Stock Plan administrator. Therefore, the benefits and amounts that will be received or allocated under the New Stock Plan are not determinable.

Federal Income Tax Consequences

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the Shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the Shares generally will be capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the Shares transferred upon the exercise for the legally required period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale or other disposition exceeds the option price.

For awards of restricted shares, unless the participant elects to be taxed at the time of receipt of the restricted stock, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the Shares at the time of vesting less the amount paid for such Shares (if any).

A participant is not deemed to receive any taxable income at the time an award of stock units is granted, nor is the Company entitled to a tax deduction at that time. When vested stock units and any dividend equivalents are settled and distributed, the participant is deemed to receive an amount of ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any). This income is subject to withholding taxes for employees or former employees. The Company is allowed a tax deduction in an amount equal to the ordinary income that the participant is deemed to receive.

At the discretion of the New Stock Plan administrator, the New Stock Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have Shares withheld, and/or by delivering to us already-owned Shares.

The Company will be entitled to a tax deduction in connection with an award under the New Stock Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to each of the Company’s other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by the Company’s stockholders. We have structured the New Stock Plan with the intention that compensation resulting from awards under the New Stock Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among other things, approval of the New Stock Plan by the Company’s stockholders and accordingly we are seeking such approval.

Information Regarding Current Equity Plans

Set forth below is information as of December 31, 2004, regarding the Company’s current equity plans. As stated previously, if the New Stock Plan is approved, each of these plans would be terminated with no further grants being made.

Existing Plan Information as of December 31, 2004

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights A	Weighted average exercise price of outstanding options, warrants and rights B	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A) C
Equity compensation plans approved by security holders	13,028,177	$15.99	3,519,402(b)(c)
Equity compensation plans not approved by security holders(a)	13,649,355	$19.28	5,568,052(d)
Total	26,677,532	$17.67	9,087,454

(a)	These plans, by their terms, expressly prohibit any grants to directors or executive officers.

(b)	The Outside Directors’ Option Plan, which has been approved by stockholders, provides for the automatic grant of an option to each outside director on the date of each Annual Meeting of Stockholders. The grant is 30,000 shares for new directors and 12,000 shares for continuing directors. The plan terminates on May 1, 2006. The table reflects the number of shares expected to be granted in 2005 if the New Stock Plan is not approved.

(c)	The Equity Incentive Plan, which has been approved by stockholders, makes available for stock option or restricted stock grants that number of shares that is equal to 2% of the outstanding shares of Common Stock as of January 1 of that year. The aggregate authorization during any year may be granted in any combination of stock option or restricted stock grants. Any unused portion of an annual authorization expires at the end of the year. Grants may not be made under such plan subsequent to December 31, 2005. The table reflects the number of shares authorized for grant in 2005.

(d)	Includes 102,718 shares that may be issued in the form of restricted stock grants pursuant to the Restricted Stock Plan for Field Employees, which plan is described below.

Description of Equity Plans Not Approved by Stockholders

StockPlus Plan.    The StockPlus Plan authorizes the grant of stock options to employees other than directors and executive officers. No option may have a term of more than ten years.

Stock Option Plan for Field Employees.    The Stock Option Plan for Field Employees authorizes the grant of stock options to employees or consultants other than directors and executive officers. No option may have a term of more than ten years.

Restricted Stock Plan for Field Employees.    The Restricted Stock Plan for Field Employees authorizes the grant of shares of restricted stock to employees or consultants other than directors and executive officers. Recipients of awards do not pay for the stock, but the grants are subject to time-based vesting conditions.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for approval of the proposal. The total vote cast on the proposal also must equal or exceed at least 50% of the number of shares of Common Stock outstanding on the Record Date.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL RELATING TO THE STOCK INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

PROPOSAL REGARDING THE ANNUAL PERFORMANCE BONUS PLAN

General

At the 2005 Annual Meeting of Stockholders, the stockholders will be asked to approve, as a whole, the Company’s Annual Performance Bonus Plan, as amended and restated effective May 3, 2005 (the “Performance Plan”). Section 162(m) of the Internal Revenue Code requires that the stockholders approve the material terms of the Performance Plan at least every five years. Therefore, the Company is asking stockholders to approve the Performance Plan in order to satisfy Section 162(m). The Performance Plan was most recently approved by the stockholders at the 2000 Annual Meeting of Stockholders. As proposed for approval, the only substantive changes from the version of the Performance Plan approved by stockholders in 2000 are:

•	The Administrator no longer has the discretion to pay bonuses in shares of Company stock rather than cash.

•	Earnings per share for purposes of calculating any bonus shall be determined without regard to the effect of mergers, acquisitions, dispositions and material restructuring of the Company’s business occurring after the target earnings per share was established.

•	Previously, the maximum bonus payable to an individual in any year was four times the highest bonus paid with respect to 1999 (a maximum possible bonus of $6,374,324). This has been changed to approximately three times the highest bonus paid with respect to 2004 (a maximum possible bonus of $9,000,000).

The following description of the Performance Plan is qualified in its entirety by reference to the Performance Plan, which is attached hereto as Appendix B.

Summary of the Annual Performance Bonus Plan

The Performance Plan provides for the annual grant of cash bonuses to elected executive officers and to such other senior executives as may be designated from time to time by the Administrator of the Performance Plan (which is currently the Compensation Committee of the Board of Directors). As of the date of this Proxy Statement, the Company had six participants in the Performance Plan. The Administrator has the authority to alter, amend or discontinue the Performance Plan at any time without stockholder approval, except as required by applicable law. Each year, the Administrator will establish a target bonus for each participating executive. The Administrator will also establish a target earnings per share for the Company. If that target earnings per share is actually achieved, each participating individual will receive his target bonus. Earnings per share, for purposes of the Performance Plan, means diluted earnings per share, determined in accordance with generally accepted accounting principles, and earnings means income before extraordinary items, discontinued operations and cumulative effect of changes in accounting principles and after full accrual for the bonuses paid under the Performance Plan. Earnings per share shall also be determined, with respect to any bonus calculation, without regard to the effect of mergers, acquisitions, dispositions and material restructuring of the business occurring after the target earnings per share for such bonus was established. If the actual earnings per share varies from the goal, the individual’s bonus will also vary, in direct proportion to the variance between actual earnings per share and target earnings per share, as provided by the Performance Plan. However, no individual may receive a bonus in any year in excess of twice his or her target bonus for that year and no bonus will be paid if actual earnings are less than 50% of target earnings. In addition, no individual may receive a bonus in any year in excess of $9,000,000. However, if the formula would result in an individual receiving a bonus in excess of his or her target bonus, the Administrator, subject to the terms of the Performance Plan, has the discretion to reduce his or her bonus to not less than the target bonus. Bonuses payable under the Performance Plan are intended to be performance based and deductible under Section 162(m) of the Internal Revenue Code.

Federal Income Tax Consequences

Subject to the approval by the stockholders of the proposal described herein, the Company will be entitled to a deduction equal to the amount of income recognized by the recipient of a performance bonus. However, if the proposal is not approved by stockholders, and, after 2005, the Compensation Committee implements alternative methods of paying bonuses in lieu of the Performance Plan, the future deductibility by the Company of any such bonuses may be limited by Section 162(m) of the Internal Revenue Code.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for approval of the proposal. The total vote cast on the proposal also must equal or exceed at least 50% of the number of shares of Common Stock outstanding on the Record Date.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL RELATING TO THE PERFORMANCE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the books, records and accounts of the Company during 2005, subject to ratification by stockholders. PricewaterhouseCoopers LLP has acted as auditors of the Company since July 2002. Representatives of that firm will be present at the Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to questions.

PricewaterhouseCoopers’ charges for 2003 and 2004 were as follows:

	2003	2004
Audit Fees	$503,000	$1,458,150
Audit-Related Fees	$22,000	$13,080
Tax Fees	$0	$0
All Other Fees	$0	$0

The Audit-Related Fees were incurred in connection with audits of the Company’s pension and benefit plans. Rule 2-01(c)(7)(i)(C) of Securities and Exchange Commission Regulation S-X (relating to waivers with respect to the requirement that fees be pre-approved) was not applicable to any of the services for 2003 or 2004 described in the above table.

Audit Committee Policy Regarding Pre-Approval of Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for ratification of the appointment of PricewaterhouseCoopers LLP as auditors for 2005.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS FOR 2005. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

STOCKHOLDER MATTERS

Proposal of Matters for Inclusion in Proxy Statement

In order to be included in the Company’s proxy statement and form of proxy for the 2006 Annual Meeting of Stockholders, a stockholder proposal must, in addition to satisfying the other requirements of the Securities and Exchange Commission’s rules and regulations, be received at the principal executive offices of the Company not later than November 25, 2005.

Submission to Nominating and Governance Committee of Suggested Nominees for Director

The Nominating and Governance Committee will consider director candidates recommended by stockholders. A stockholder wishing to submit a candidate to the Nominating and Governance Committee for consideration as nominee for director shall submit the information set forth below to Robert Half International Inc., 2884 Sand Hill Road, Menlo Park, CA 94025, Attn: Corporate Secretary—Director Candidate. The Corporate Secretary will forward the information to the Nominating and Governance Committee. The information to be included in any such submission is: (a) a statement from the nominee consenting to be named in the proxy and proxy card if selected and to serve on the board if elected, (b) whether the candidate qualifies as “independent” under the listing standards of the New York Stock Exchange, (c) the nominee’s biographical data (including other boards on which the nominee serves), business experience and involvement in any legal proceedings, including any involving the Company, (d) transactions and relationships between the nominee and the recommending stockholder, on the one hand, and the Company or management, on the other hand, (e) the stock trading history and current ownership information of the recommending stockholder and the nominee, including the name and address of the recommending stockholder and the nominee as they appear on the Company’s stock ledger, (f) any material proceedings to which the nominee or his associates is a party that are adverse to the Company, (g) information regarding whether the recommending stockholder or nominee (or their affiliates) have any plans or proposals for the Company; and (h) whether the recommending stockholder and nominee seek to use the nomination to redress personal claims or grievances against the Company or others or to further personal interests or special interests not shared by stockholders at large. In evaluating individuals for nomination as director, the Nominating and Governance Committee shall select individuals who (a) have skills and experience that can be of assistance to management in operating the Company’s business and (b) demonstrate integrity, accountability and judgment and (c) can be expected to add to the total mix of individuals on the Board of Directors so as to give the Company a Board that is effective, collegial, diverse and responsive to the needs of the Company.

Presentation of Business at Annual Meeting of Stockholders

Any stockholder proposal, including the nomination of an individual for election to the Board of Directors, not intended for inclusion in the Company’s proxy statement and form of proxy must, in addition to satisfying the other requirements of the Company’s By-laws, be received at the principal executive offices of the Company between February 2, 2006 and March 4, 2006, inclusive, in order to be presented at the 2006 Annual Meeting. The following information is required to be included with the submission of any such proposal or nomination (a) for any nominee for director, all information relating to the candidate as is required to be disclosed in a proxy statement pursuant to the rules of the Securities and Exchange Commission (including such candidate’s written consent), (b) as to any other proposal, a brief description of (i) the proposal, (ii) the reasons for raising the proposal at the meeting and (iii) any material interest the stockholder has in the proposal, and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

Stockholder Communications with Directors

Stockholders or other interested persons who wish to communicate with any director, with the non-management directors as a group, or the entire Board may do so by addressing communications to such person or persons c/o Robert Half International Inc., 2884 Sand Hill Road, Menlo Park, CA 94025, Attn: Corporate Secretary—Director Communication. The Corporate Secretary or his delegee will forward such communication to the addressee unless he determines that the communication is not suitable for delivery. Examples of communications that would not be suitable for delivery include, but are not limited to, (a) advertisements or solicitations, (b) frivolous, obscene or offensive items, and (c) communications unrelated to the business, affairs or governance of the Company.

Required Officer Ownership

On May 8, 2003, the Board of Directors adopted a policy requiring that each Executive Officer own such number of shares of the Company as is equal to six times his base salary. Details regarding such policy are available at the Company’s website, which is www.rhi.com.

Available Information

The Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and charters for its Audit Committee, Compensation Committee and Nominating and Governance Committee are available on its website, which is www.rhi.com in the “Corporate Governance” section under the “Investor Relations” tab. Each of these documents is also available in print to any stockholder who makes a request to Robert Half International Inc., 2884 Sand Hill Road, Menlo Park, CA 94025, Attn: Corporate Secretary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The wife of J. Stephen Schaub (who is a director of the Company) acquired four shares during 2004 pursuant to a brokerage account arrangement that provided for the automatic reinvestment of any dividends received. Mr. Schaub reported these acquisitions on a Form 5 filed on March 2, 2005. The Form 5 should have been filed on or before February 14, 2005.

OTHER MATTERS

The proxy authorizes the holders to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

STEVEN KAREL
Secretary

Menlo Park, California

March 25, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING FORM IN THE ENCLOSED, POST-PAID ENVELOPE. ALTERNATIVELY, YOU MAY, IF YOU WISH, VOTE VIA THE INTERNET OR VIA TOLL-FREE TELEPHONE CALL FROM A TOUCH-TONE TELEPHONE IN THE U.S. BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED FORM.

Appendix A

ROBERT HALF INTERNATIONAL INC.

STOCK INCENTIVE PLAN

Adopted by the Board of Directors on February 15, 2005

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Participants to focus on critical long-range objectives, (b) encouraging the attraction and retention of individuals with exceptional qualifications and (c) linking Participants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights. Subject to approval by RHI’s stockholders, this Plan supersedes the Existing Equity Plans, as described herein.

SECTION 2. DEFINITIONS.

“Actual Performance Goal” shall mean the actual results for the Performance Goal for the Performance Period.

“Affiliate” shall mean any entity other than a Subsidiary, if RHI and/or one of more Subsidiaries own not less than fifty percent (50%) of such entity.

“Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

“Board of Directors” shall mean the Board of Directors of RHI, as constituted from time to time.

“Certification Date” means the date that the Committee makes its written certification of a Final Award.

“Change in Control” shall mean the occurrence of any of the following events:

(i) Any person or group (as such terms are defined in Section 13(d)(3) of the Exchange Act), other than an employee benefit plan sponsored by the Company or a corporation owned (directly or indirectly), by the stockholders of the Company in substantially the same proportions of the ownership of stock of the Company, shall become the beneficial owner of securities of RHI representing 20% or more, or commences a tender or exchange offer following the successful consummation of which the offerer and its affiliates would beneficially own securities representing 20% or more, of the combined voting power of then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; provided, however, that a Change in Control shall not be deemed to include the acquisition by any such person or group of securities representing 20% or more of RHI if such party has acquired such securities not with the purpose nor with the effect of changing or influencing the control of RHI, nor in connection with or as a participant in any transaction having such purposes or effect, including, without limitation, not in connection with such party (A) making any public announcement with respect to the voting of such shares at any meeting to consider a merger, consolidation, sale of substantial assets or other business combination or extraordinary transaction involving RHI, (B) making, or in any way participating in, any “solicitation” of “proxies” (as such terms are defined or used in Regulation 14A under the Exchange Act) to vote any voting securities of RHI (including, without limitation, any such solicitation subject to Rule 14a-11 under the Exchange Act) or seeking to advise or influence any party with respect to the voting of any voting securities of RHI, directly or indirectly, relating to a merger or other business combination involving RHI or the sale or transfer of substantial assets of RHI, (C) forming, joining or in any way participating in any “group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to any voting securities of RHI, directly or indirectly, relating to a merger or other business combination involving RHI or the sale or transfer of any substantial assets of RHI, or (D) otherwise acting, alone or in concert with others, to seek control of RHI or to seek to control or influence the management or policies of RHI.

(ii) The stockholders of RHI shall approve any plan or proposal for the liquidation or dissolution of RHI.

(iii) A change in the composition of the Board of Directors occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of RHI as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to RHI). As a result of or in connection with any cash tender offer, merger, or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of RHI just prior to such event shall cease within one year to constitute a majority of the Board of Directors.

(iv) RHI’s stockholders approve a definitive agreement providing for a transaction in which RHI will cease to be an independent publicly owned corporation.

(v) The stockholders of RHI approve a definitive agreement (A) to merge or consolidate RHI with or into another corporation in which the holders of the Stock immediately before such merger or reorganization will not, immediately following such merger or reorganization, hold as a group on a fully-diluted basis both the ability to elect at least a majority of the directors of the surviving corporation and at least a majority in value of the surviving corporation’s outstanding equity securities, or (B) to sell or otherwise dispose of all or substantially all of the assets of RHI.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee of one or more members of the Board of Directors appointed by the Board of Directors (or, as the context permits, a subcommittee of one or more members of the Board appointed by the Committee) to administer the Plan in accordance with the provisions hereof.

“Company” shall mean Robert Half International Inc., a Delaware corporation, and its Subsidiaries.

“Consultant” shall mean a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor.

“Earnings Per Share” means diluted Earnings Per Share, determined in accordance with generally accepted accounting principles. For purposes of the foregoing sentence, earnings shall mean income before extraordinary items, discontinued operations and cumulative effect of changes in accounting principles and after full accrual for the bonuses paid under this Plan. Earnings shall also be determined without regard to the effects of mergers, acquisitions, dispositions and material restructuring of the business that occur after the grant date.

“Eligible Participant” shall mean (i) any individual who is a common-law employee of the Company or an Affiliate; (ii) a member of the Board of Directors; (iii) a member of the board of directors of a Subsidiary or an Affiliate; or (iv) a Consultant.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Executive Officer” shall mean an officer as defined in Rule 16a-1(f) under the Exchange Act, or any successor provision.

“Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Award. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Award, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

“Existing Equity Plans” shall mean RHI’s Equity Incentive Plan, StockPlus Plan, Stock Option Plan for Field Employees, Restricted Stock Plan for Field Employees, and Outside Directors’ Option Plan.

“Fair Market Value” shall mean the closing price on the New York Stock Exchange on the date the value is to be determined as reported in THE WALL STREET JOURNAL (Western Edition). If there are no trades on such date, the closing price on the latest preceding business day upon which trades occurred shall be the Fair Market Value.

“Final Award” shall mean the product of (i) the Multiplier and (ii) the Original Award.

“ISO” shall mean an employee incentive stock option described in Code Section 422.

“Misconduct Termination” shall mean a termination by the Company of a Participant’s Service by reason of the Participant’s willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company, or by reason of the Participant’s willful material breach of any employment agreement with the Company, which has resulted in material injury to the Company; provided, however, that a Participant’s Service shall not be deemed to have terminated in a Misconduct Termination if such termination took place as a result of any act or omission believed by the Participant in good faith to have been in the interest of the Company.

“Multiplier” shall mean (a) the sum of 0.1 and the Performance Goal Ratio, if the Performance Goal Ratio is greater than or equal to 0 and less than 0.9, (b) 1, if the Performance Goal Ratio is greater than or equal to 0.9, or (c) 0, if the Performance Goal Ratio is less than 0.

“Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

“Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

“Optionee” shall mean an individual or estate who holds an Option or SAR.

“Original Award” shall mean the number of shares initially granted pursuant to an Award made subject to a Performance Condition.

“Other Agreement” shall mean any written agreement, whether entered into prior to or subsequent to, the adoption of this plan or the making of an Award under this plan, between Participant and the Company.

“Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company.

“Outside Director Retirement” shall mean termination of an Outside Director’s Service after the later to occur of (i) the 7th anniversary of the Outside Director’s first day of service with RHI as a member of the Board of Directors or (ii) the Outside Director’s 62nd birthday.

“Participant” shall mean an individual or estate who holds an Award.

“Performance Condition” shall mean a performance condition established with respect to an award in accordance with the provisions hereof.

“Performance Goal” shall mean one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings; (iii) cash flow; (iv) sales or revenue; (v) expenses; (vi) profit margin; (vii) working capital; (viii) return on equity or assets; (ix) Earnings Per Share; (x) stock price; (xi) price/earnings ratio; (xii) debt or debt-to-equity; (xiii) writeoffs; (xiv) cash; (xv) assets; and/or (xvi) liquidity, each with respect to the Company and/or one or more of its operating units. Awards to Participants who are not subject to the limitations of Code Section 162(m) may be determined without regard to Performance Goals and may involve Committee discretion.

“Performance Goal Ratio” shall mean the result obtained by dividing Actual Performance Goal by Target Performance Goal.

“Performance Period” shall mean the period of service to which the Performance Condition relates.

“Plan” shall mean this Stock Incentive Plan of Robert Half International Inc., as amended from time to time.

“Protiviti Participant” shall mean a Participant who is an employee of Protiviti Inc. (a Subsidiary) or its Subsidiaries.

“Protiviti Retirement” shall mean any voluntary termination of employment with the Company and its subsidiaries by the Protiviti Participant on or after the later to occur of: (a) the first day coinciding with or after the Protiviti Participant’s 56th birthday, (b) the Protiviti Participant’s completion of at least 25 years of cumulative service to the Company, Arthur Andersen LLP, Deloitte Touche Tohmatsu, PricewaterhouseCoopers, KPMG International, Ernst & Young International, and/or any of their respective affiliates, or any other industry-related service acceptable to the Committee, and (c) four and one-half years after the date that the Protiviti Participant was first employed by Protiviti Inc.

“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

“Restricted Share” shall mean a Share awarded under the Plan.

“Restricted Share Award” shall mean the agreement between RHI and the recipient of a Restricted Share, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

“RHI” shall mean Robert Half International Inc., a Delaware corporation.

“SAR” shall mean a stock appreciation right granted under the Plan.

“SAR Award” shall mean the agreement between RHI and an Optionee, or the notice to the Optionee, which contains the terms, conditions and restrictions pertaining to his or her SAR.

“Section 16 Participant” shall mean a Participant who is subject to Section 16 of the Exchange Act with respect to transactions in RHI securities.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Service” shall mean service as an Eligible Participant.

“Share” shall mean one share of Stock, as adjusted in accordance with the adjustment provisions of the Plan (if applicable).

“Staffing/Headquarters Participant” shall mean a Participant other than a Protiviti Participant.

“Staffing/Headquarters Retirement” any voluntary termination by a Staffing/Headquarters Participant of employment with the Company on or after the later to occur of (a) the Staffing/Headquarters Participant’s 55th birthday, or (b) the 20th anniversary of the Staffing/Headquarters Participant’s first day of service with the Company as a full-time employee.

“Stock” shall mean the Common Stock of RHI.

“Stock Option Award” shall mean the agreement between RHI and an Optionee, or the notice to the Optionee, which contains the terms, conditions and restrictions pertaining to his Option.

“Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

“Stock Unit Award” shall mean the agreement between RHI and the recipient of a Stock Unit, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Stock Unit.

“Subsidiary” shall mean any corporation, if RHI and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Target Performance Goal” shall mean the Performance Goal set with respect to an Award made subject to a Performance Condition.

“Total and Permanent Disability” shall mean a (i) a physical or mental condition which, in the judgment of the Committee based on competent medical evidence satisfactory to the Committee (including, if required by the Committee, medical evidence obtained by an examination conducted by a physician selected by the Committee), renders the Participant unable to engage in any substantial gainful activity for the Company and which condition is likely to result in death or to be of long, continued and indefinite duration, or (ii) a judicial declaration of incompetence.

SECTION 3. ADMINISTRATION.

(a) Committee Procedures. One or more Committees appointed by the Board of Directors shall administer the Plan. The Board of Directors shall designate one of the members of the Committee as chairperson. Unless the Board of Directors provides otherwise, the Compensation Committee shall be the Committee. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Committee shall have membership composition which enables (i) Awards to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act and (ii) Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code to so qualify. Only the Board of Directors may make Award grants and administer the Plan with respect to Outside Directors.

The Compensation Committee may also appoint one or more separate subcommittees composed of one or more directors of RHI who need not qualify under either Rule 16b-3 or Section 162(m) of the Code, who may administer the Plan with respect to persons who are not subject to Section 16 of the Exchange Act and/or Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i) To interpret the Plan and to apply its provisions;

(ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv) To determine when Awards are to be granted under the Plan;

(v) To select the Eligible Participants who are to receive Awards under the Plan;

(vi) To determine the number of Shares to be made subject to each Award;

(vii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price or Purchase Price, the vesting of the Award (including accelerating the vesting of Awards) and to specify the provisions of the agreement relating to such Award;

(viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Award relating to such Option;

(ix) To amend any outstanding Restricted Share Award, Stock Option, Award, SAR Award or Stock Unit Award subject to applicable legal restrictions and to the consent of the Participant who entered into such agreement;

(x) To prescribe the consideration for the grant of each Award under the Plan and to determine the sufficiency of such consideration;

(xi) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Restricted Share Award, Stock Option Award, SAR Award, or Stock Unit Award;

(xiii) To take any other actions deemed necessary or advisable for the administration of the Plan;

(xiv) To determine, at the time of granting an Award or thereafter, that such Award shall vest as to all or part of the Shares subject to such Award in the event of a Change in Control.

(xv) To accelerate the vesting, or extend the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate.

In addition, without amending the Plan, the Committee may grant awards under the Plan to eligible employees or consultants who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees.

Subject to the requirements of applicable law, the Board of Directors may authorize one or more officers of RHI to grant Awards and the Committee may designate persons other than members of the Committee to carry out its responsibilities, and the Committee may prescribe such conditions and limitations as it may deem appropriate, except that the Board of Directors or the Committee may not delegate its authority with regard to Awards to persons subject to Section 16 of the Exchange Act or Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code. All decisions, interpretations and other actions of the

Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award.

Except arising from any action taken, or failure to act, in bad faith, each member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by RHI against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any agreement under the Plan, and (ii) from any and all amounts paid by him or her, with RHI’s prior approval, in settlement thereof or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall have given RHI a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under RHI’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that RHI may have to indemnify them or hold them harmless.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only Eligible Participants may be granted Restricted Shares, Stock Units, NSOs or SARs. In addition, only individuals who are employed as common-law employees by the Company may be granted ISOs.

(b) Limitation on Awards. In any fiscal year of RHI, no individual shall receive Options, SARs, Restricted Shares and/or Stock Units covering in excess of 2,000,000 Shares in the aggregate; provided, however, that Outside Directors may only receive Awards covering up to 15,000 Shares in the aggregate per Outside Director in any fiscal year of RHI. The limitations under this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 10,000,000 Shares. This limit shall be subject to the provisions of the next Subsection and shall be subject to adjustment pursuant to the adjustment provisions of the Plan. No fractional Shares shall be issued under the Plan.

(b) Additional Shares. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number of Shares available under the Plan and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number of Shares available under the Plan and the balance shall again become available for Awards under the Plan.

(c) Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. RESTRICTED SHARES.

(a) Restricted Share Award. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award between the recipient and RHI. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified in any Other Agreement. The provisions of the various Restricted Share Awards entered into under the Plan need not be identical.

(b) Payment for Awards. Subject to the following sentence and applicable law, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company, as the Committee may determine. To the extent an Award of Restricted Shares consists solely of treasury shares, the Award may be made without consideration furnished by the recipient.

(c) Vesting. Each Award of Restricted Shares shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award or as specified in any Other Agreement. Unless the Restricted Share Award or an Other Agreement provides otherwise, each grant of Restricted Shares shall vest with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. A Restricted Share Award may provide for accelerated vesting in the event of the Participant’s Protiviti Retirement, Staffing/Headquarters Retirement, a Change in Control, or other events, including as provided in any Other Agreement. To the extent that an Award of Restricted Shares has not vested prior to, or concurrently with, termination of a Participant’s Service, such Award shall immediately terminate.

(d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as RHI’s other stockholders.

(e) Assignment or Transfer of Restricted Shares. Except as provided herein, or in a Restricted Share Award, or as required by applicable law, Restricted Shares shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Shares in the event of the Participant’s death, nor shall it preclude a transfer of Restricted Shares by will or by the laws of descent and distribution.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Award. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award between the Optionee and RHI. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan, including those specified in any Other Agreement. The Stock Option Award shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Awards entered into under the Plan need not be identical. A Stock Option Award may not provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price.

(b) Number of Shares. Each Stock Option Award shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan. The maximum aggregate number of ISOs awarded under the Plan shall not exceed the number of Shares subject to the Plan under Section 5(a). The limitation of this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan.

(c) Exercise Price. Each Stock Option Award shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Subsection, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms permitted under the Plan.

(d) Exercisability and Term. Unless the Stock Option Award or an Other Agreement provides otherwise, each Option shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such Option on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. The term of an Option shall be ten (10) years from the date of grant unless the Stock Option Award provides for a shorter term. A Stock Option Award may provide for accelerated vesting in the event of the Optionee’s Protiviti Retirement, Staffing/Headquarters Retirement, a Change in Control, or other events, including as provided in any Other Agreement, and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service, subject to the provisions of any Other Agreement. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Subsection, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(e) Nontransferability. Except as set forth in a Stock Option Award, or as provided by an Other Agreement, with respect to an NSO, during an Optionee’s lifetime, his Option(s) shall be exercisable only by him and shall not be transferable, and in the event of an Optionee’s death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

(f) Exercise of Options Upon Termination of Service. Each Stock Option Award shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Unless the Stock Option Award or an Other Agreement provides otherwise, Options which are unvested at the time of an Optionee’s termination of Service shall expire upon such termination, and any vested Options shall remain outstanding and exercisable until the earlier of 90 days following such termination and the expiration of the Option’s term. Notwithstanding the foregoing, if exercise of an Option during the 90-day period described in the previous sentence would subject the Optionee to liability under Section 16 of the Exchange Act by reason of transactions by the Optionee prior to the Optionee’s termination of service (“Prior Transaction”), such Option shall be exercisable until the earliest of (a) its normal termination date and (b) the 30th day after the first date upon which the Optionee would not be subject to Section 16 liability by reason of the Prior Transaction. Notwithstanding the foregoing, in the event of an Optionee’s Misconduct Termination, effective as of the date notice of such termination is given by the Committee to the Optionee, all of the Optionee’s vested and unvested Options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

(g) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option. Options may not be repriced without the approval of RHI’s stockholders.

SECTION 8. PAYMENT FOR OPTION SHARES.

(a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America, as permitted under this Section. Payment may be made by any combination of the methods described in this Section.

(b) Cash. Payment may be made by cash, check, wire transfer or similar means, subject to the requirements of applicable law.

(c) Surrender of Stock. Payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have been owned by the Optionee or his representative for such period of time required to avoid RHI’s recognition of additional compensation expense with respect to the Option for financial reporting purposes as a result of the surrender or attestation of such previously owned shares. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(d) Cashless Exercise. To the extent permitted by applicable law, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to RHI in payment of the aggregate Exercise Price and applicable tax withholding.

(e) Other Forms of Payment. To the extent that a Stock Option Award so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

Notwithstanding anything to the contrary in this Section or in any agreement under the Plan, the Committee may disallow the use of any type of payment that the Committee determines, in its sole discretion, would result in adverse accounting or legal consequences to the Company or Affiliate.

SECTION 9. STOCK APPRECIATION RIGHTS.

(a) SAR Award. Each grant of a SAR under the Plan shall be evidenced by a SAR Award between the Optionee and RHI. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified in any other Agreement. The provisions of the various SAR Awards entered into under the Plan need not be identical. A SAR Award may not provide that a new SAR will be granted automatically to the holder thereof when he or she exercises a prior SAR.

(b) Number of Shares. Each SAR Award shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan.

(c) Exercise Price. Each SAR Award shall specify the Exercise Price, which may not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. A SAR Award may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Unless the SAR Award or an Other Agreement provides otherwise, each SAR shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such SAR on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. The term of the SAR shall be ten (10) years from the date of grant unless the SAR Award provides for a shorter term. A SAR Award may provide for accelerated exercisability in the event of the Optionee’s Protiviti Retirement, Staffing/Headquarters Retirement, a Change in Control, or other events, including as provided in any Other Agreement, and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service, subject to the provisions of any Other Agreement. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Exercise of SARs. The SAR Award may provide that, upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from RHI (a) Shares, (b) cash or (c) a combination of Shares and cash. Unless otherwise provided in the SAR Award or an Other Agreement, upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive Shares from RHI. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. Unless the SAR Award or an Other Agreement provides otherwise, SARs which are unvested at the time of an Optionee’s termination of Service shall expire upon such termination, and any vested SARs which have not been exercised shall remain outstanding and exercisable until the earlier of 90 days following such termination and the expiration of the SAR’s term. Notwithstanding the foregoing, if exercise of a SAR during the 90-day period described in the previous sentence would subject the Participant to liability under Section 16 of the Exchange Act by reason of transactions by the Participant prior to the Participant’s termination of service, such SAR shall be exercisable until the earliest of (a) its normal termination date and (b) the 30th day after the first date upon which the Participant would not be subject to Section 16 liability by reason of the prior transactions. Notwithstanding the foregoing, in the event of an Optionee’s Misconduct Termination, effective as of the date notice of such termination is given by the Committee to the Optionee, all of the Optionee’s vested and unvested SARs shall automatically terminate and lapse, unless the Committee shall determine otherwise.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding SARs. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his rights or increase his obligations under such SAR. SARs may not be repriced without the approval of RHI’s stockholders.

SECTION 10. STOCK UNITS.

(a) Stock Unit Award. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award between the recipient and RHI. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified in any Other Agreement. The provisions of the various Stock Unit Awards entered into under the Plan need not be identical.

(b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c) Vesting Conditions. Each Award of Stock Units shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award or as specified in any Other Agreement. Unless the Stock Unit Award or an Other Agreement provides otherwise, each grant of Stock Units shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant’s Service has not terminated on the applicable vesting date. A Stock Unit Award may provide for accelerated vesting in the event of the Participant’s Protiviti Retirement, Staffing/Headquarters Retirement, a Change in Control, or other events, including as provided in any Other Agreement. To the extent that an Award of Stock Units has not vested prior to, or concurrently with, termination of a Participant’s Service, such Award shall immediately terminate.

(d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of

Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to the adjustment provisions of the Plan.

(f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with RHI. A beneficiary designation may be changed by filing the prescribed form with RHI at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of RHI. Stock Units represent an unfunded and unsecured obligation of RHI, subject to the terms and conditions of the applicable Stock Unit Award.

(h) Assignment or Transfer of Stock Units. Except as provided herein, or in a Stock Unit Award, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary who will receive any outstanding Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of Stock Units by will or by the laws of descent and distribution.

SECTION 11. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any Award until the date of the issuance of a stock certificate for any Shares covered by such award. No adjustments shall be made, except as provided in the adjustment provisions of the Plan.

SECTION 12. PERFORMANCE CONDITIONS.

(a) Any Award to an Executive Officer shall be made subject to a Performance Condition with respect to which the Performance Goal shall be Earnings Per Share during the Performance Period in addition to any vesting requirements imposed upon such grant.

(b) Awards to persons other than Executive Officers may, but need not, be made subject to a Performance Condition utilizing any Performance Goal in addition to any vesting requirements imposed upon such grant. The determination as to whether any such grant is subject to a Performance Condition shall be made on or prior to the date of grant.

(c) The Performance Condition shall operate as specified in this Section.

(d) Except in the case of Awards not intended to qualify as “performance-based compensation” under Code Section 162(m), if an Award is made subject to a Performance Condition, the Committee shall be required to establish the Performance Period and Target Performance Goal for such award no later than the time permitted by Section 162(m) of the Internal Revenue Code.

(e) After the public release by RHI of its results for the last fiscal quarter of the Performance Period, the Chief Financial Officer shall, with respect to each Award made subject to a Performance Condition, (a) calculate the Actual Performance Goal, (b) determine the Multiplier, (c) calculate the Final Award, and (d) deliver such calculation to the Committee.

(f) The Committee shall review the information submitted by the Chief Financial Officer and certify, in writing, each Final Award.

(g) To the extent that a Final Award is less than the Original Award, the difference shall be forfeited by the Participant. The Final Award shall bear the same vesting schedule as the Original Award, and on each vesting date the percentage of the Final Award that vests shall be the same as the percentage of the Original Award that would have vested had there been no forfeiture as a result of the Performance Condition.

(h) If all or a portion of an Award made subject to a Performance Condition shall vest prior to the Certification Date by reason of death, Total and Permanent Disability or, if applicable, a Change in Control, then the Performance Condition shall be cancelled and none of such Award shall be subject to reduction or forfeiture as provided by the Performance Condition. Such Award shall be treated in accordance with the terms of this plan relating to vested shares.

(i) If all or a portion of an Award made subject to a Performance Condition shall vest prior to the Certification Date for any reason other than death, Total and Permanent Disability or a Change in Control, no portion of the Award shall be released to or exercised by the Participant until after the Certification Date. No such vesting prior to the Certification Date shall in any way be deemed a satisfaction, waiver or cancellation of the Performance Condition, and such Award shall remain subject to reduction and forfeiture as provided by the Performance Condition.

(j) Once established, a Performance Condition for an Executive Officer may not be waived or cancelled by the Committee.

SECTION 13. TERMINATION OF SERVICE; LEAVES OF ABSENCE.

Subject to the last sentence of this Section, a Participant’s Service shall terminate when such person ceases to be an Eligible Participant as determined in the sole discretion of the Committee. A Participant’s Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence of less than six (6) consecutive months that was approved by the Company in writing and the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, a common-law employee’s Service will be treated as terminating ninety (90) days after such employee went on leave, unless such employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan. Notwithstanding the foregoing, an Outside Director’s Service shall terminate when he or she is neither a member of the Board of Directors or a consultant to RHI.

SECTION 14. DEATH; TOTAL AND PERMANENT DISABILITY.

All Awards granted to any Participant shall vest upon such Participant’s death or termination of the Participant’s Service due to Total and Permanent Disability.

SECTION 15. PERSONS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT.

Any Award held by an individual who is a Section 16 Participant at either or both of (a) the grant date of such Award or (b) the effective date of the Change in Control, shall vest upon the effective date of such Change in Control. Any Award held by an individual who is a Section 16 Participant at either or both of (a) the grant date of such Award or (b) the effective date of such individual’s Outside Director Retirement, Protiviti Retirement or Staffing/Headquarters Retirement, as the case may be, shall vest upon the effective date of such retirement. Any Options or SARs held by a Section 16 Participant which vest by reason of the provisions of this Section or by reason of death or Total and Permanent Disability shall remain outstanding until the earlier of its exercise or its original term.

SECTION 16. ADJUSTMENT OF SHARES.

(a) Adjustments. In the event of a subdivision of the outstanding Stock, or stock split or reverse stock split, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, a spin-off, exchange of shares or a similar occurrence (as determined by the Committee in its sole discretion), the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i) The number of Shares, Options, SARs, Restricted Shares and Stock Units available for future Awards under the Plan;

(ii) The per person per fiscal year limitations on Awards under the Plan and the maximum aggregate number of ISOs that may be awarded under the Plan;

(iii) The number of Shares covered by each outstanding Award;

(iv) The Exercise Price under each outstanding Option and SAR; or

(v) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section, a Participant shall have no rights by reason of any issue by RHI of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class.

(b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of RHI.

(c) Reorganizations. In the event that RHI is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide for:

(i) The continuation of the outstanding Awards by RHI, if RHI is a surviving corporation;

(ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d) Reservation of Rights. Except as provided in this Section, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by RHI of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the Exercise Price. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of RHI to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 17. AWARDS UNDER OTHER PLANS.

RHI may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under the Plan.

SECTION 18. LEGAL AND REGULATORY REQUIREMENTS.

No Option may be exercised and no Stock may be issued pursuant to an Option or transferred pursuant to a Restricted Share award unless the Committee shall determine that such exercise, issuance or transfer complies with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities laws, and rules and regulations promulgated under each of the foregoing, and the requirements of any stock exchange upon which the Stock may then be listed or quotation system upon which the Stock may be quoted, and shall be further subject to the approval of counsel for RHI with respect to such compliance. If the Stock subject to this Plan is not registered under the Securities Act and under applicable state securities laws, the Committee may require that the Participant deliver to RHI such documents as counsel for RHI may determine are necessary or advisable in order to substantiate compliance with applicable securities laws and the rules and regulations promulgated thereunder. In no event shall RHI deliver, or be deemed obligated to deliver, cash is lieu of any Share by reason of any failure to satisfy the foregoing provisions.

So long as any restrictions or obligations imposed pursuant to this Plan shall apply to a share, each certificate evidencing such share shall bear an appropriate legend referring to the terms, conditions and restrictions. In addition, RHI may instruct its transfer agent that shares of Stock evidenced by such certificates may not be transferred without the written consent of RHI. Any attempt to dispose of such shares of Stock in contravention of such terms, conditions and restrictions shall be invalid. Certificates representing shares that have not vested or with respect to which minimum withholding taxes have not been paid will be held in custody by RHI or such bank or other institution designated by the Committee.

SECTION 19. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to RHI for the satisfaction of any withholding tax obligations that arise in connection with the Plan. RHI shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied. In the event that such withholding taxes are not paid on a timely basis, as determined by RHI in its sole discretion, to the extent permitted by law RHI shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of Shares or cash (if applicable) deliverable or by offsetting such withholding taxes against amounts otherwise due from the Company to the Participant. If withholding taxes are paid by reduction of the number of Shares deliverable to Optionee, such shares shall be valued at the Fair Market Value as of the date of exercise.

(b) Share Withholding. Unless otherwise provided by the Committee, a Participant may satisfy all or part of his or her minimum withholding or income tax obligations by having RHI withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Subject to applicable law and accounting considerations, such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. A Participant may elect to surrender, or attest to the ownership of, previously acquired Shares in excess of the amount required to satisfy his or her minimum withholding or income tax obligations provided that such Shares have been held by the Participant for such period of time required to avoid RHI’s recognition of additional compensation expense for financial reporting purposes as a result of the surrender or attestation of such previously owned shares.

SECTION 20. NO EMPLOYMENT OR REELECTION RIGHTS.

No provision of the Plan, nor any right or Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Eligible Participant. RHI and its Subsidiaries and Affiliates reserve the right to terminate any person’s Service at any time and for any reason, with or without notice. No provision of the Plan nor any right or Award granted under the Plan shall be construed to create any obligation on the part of the Board of Directors to nominate any Outside Director for reelection by RHI’s stockholders, or confer upon any Outside Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.

SECTION 21. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on the meeting of the stockholders of RHI in 2008, unless re-adopted or extended by RHI’s stockholders prior to or on such date and may be terminated on any earlier date by the Board of Directors or the Compensation Committee, as described in the next Subsection.

(b) Right to Amend or Terminate the Plan. The Board of Directors or, to the extent permitted by applicable laws, rules or regulations, the Compensation Committee may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment or termination of the Plan shall not be materially impaired by such amendment or termination, except with consent of the person to whom the Award was granted. An amendment of the Plan shall be subject to the approval of RHI’s stockholders to the extent required by applicable laws, regulations or rules, including, but not limited to, any applicable rules or regulations of the New York Stock Exchange.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not adversely affect any Shares previously issued or any Awards previously granted under the Plan.

SECTION 22. PLAN EFFECTIVENESS.

This Plan shall become effective upon its approval by RHI’s stockholders. Upon its effectiveness, the Plan shall supersede the Existing Equity Plans such that no further awards shall be made under the Existing Equity Plans. This Plan shall not, in any way, affect awards under the Existing Equity Plans that are outstanding as of the date this Plan becomes effective. If RHI’s stockholders do not approve this Plan, no Awards will be made under this Plan and the Existing Equity Plans will continue in effect in accordance with their terms.

Appendix B

ROBERT HALF INTERNATIONAL INC.

ANNUAL PERFORMANCE BONUS PLAN

(As amended and restated effective May 3, 2005)

1. DEFINITIONS. As used in this Plan, the following terms shall have the meanings set forth below:

Administrator means the Compensation Committee of the Board of Directors of the Company, or such other Committee as may be appointed by the Board.

Annual Determination means the Target EPS and Target Bonuses determined annually by the Administrator, as described in Section 4 of this Plan.

Award Date means the date that the Administrator makes its written certification of a Bonus pursuant to Section 5 or Section 6.

Bonus means a Preliminary Bonus, a Final Bonus, or both.

Bonus Year means the fiscal year with respect to which a Bonus is paid pursuant to the Plan.

Company means Robert Half International Inc., a Delaware corporation.

Eligible Executive means (a) any elected executive officer of the Company and (b) any executive of the Company who has senior management functions and responsibilities, as designated by the Administrator.

EPS means diluted earnings per share, determined in accordance with generally accepted accounting principles. For purposes of the foregoing sentence, earnings shall mean income before extraordinary items, discontinued operations and cumulative effect of changes in accounting principles and after full accrual for the bonuses paid under this Plan. Earnings shall also be determined, with respect to any Target Bonus without regard to the effects of mergers, acquisitions, dispositions and material restructuring of the business occurring after the Target EPS for such Target Bonus was established.

Final Bonus means the Year-End Bonus less the Preliminary Bonus, but only if such number is greater than zero.

Final EPS means EPS calculated as of the end of a fiscal year.

Final Multiplier means (a) the Final Ratio, if the Final Ratio is greater than or equal to .5 and less than or equal to 2, (b) 2, if the Final Ratio is greater than 2, or (c) 0, if the Final Ratio is less than .5.

Final Ratio means the result obtained by dividing Final EPS by Target EPS.

Nine-Month Period means the first three fiscal quarters of the Bonus Year.

Plan means this Annual Performance Bonus Plan.

Potential Preliminary Bonus means, with respect to each Eligible Executive, 85% of the Product of the Preliminary Multiplier and such Eligible Executive’s Target Bonus, but in no event may such amount be in excess of $9,000,000.

Potential Year-End Bonus means, with respect to each Eligible Executive, the product of the Final Multiplier and such Eligible Executive’s Target Bonus, but in no event may such amount be in excess of $9,000,000.

Preliminary Bonus means, with respect to each Eligible Executive, that amount that the Administrator determines in accordance with Section 5 hereof, but in no event may such amount be in excess of $9,000,000.

Preliminary EPS means 1.334 multiplied by EPS for a Nine-Month Period.

Preliminary Multiplier means (a) the Preliminary Ratio, if the Preliminary Ratio is greater than or equal to .5 and less than or equal to 2, (b) 2, if the Preliminary Ratio is greater than 2, or (c) 0, if the Preliminary Ratio is less than .5.

Preliminary Ratio means the result obtained by dividing Preliminary EPS by Target EPS.

Repayment Amount means that amount calculated in accordance with Section 7.3 hereof.

Target Bonus means that amount set forth, with respect to each Eligible Executive, in an Annual Determination.

Target EPS means the EPS goal set annually by the Administrator, as set forth in an Annual Determination.

Year-End Bonus means, with respect to each Eligible Executive, that amount that the Administrator determines in accordance with Section 6 hereof, but in no event may such amount be in excess of $9,000,000.

2. PURPOSE. The purpose of the Plan is to attract, retain and motivate key senior management employees by providing additional compensation, in accordance with the terms and conditions set forth herein, based on the Company’s earnings.

3. ADMINISTRATION. The Administrator is authorized to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all determinations and to take all actions necessary or advisable for the Plan’s administration. Whenever the Plan authorizes or requires the Administrator to take any action, make any determination or decision, or form any opinion, then any such action, determination, decision or opinion by or of the Administrator shall be in the absolute discretion of the Administrator and shall be final and binding upon all persons in interest, including the Company and all Eligible Executives.

4. ANNUAL DETERMINATION. On an annual basis, not later than the end of the first fiscal quarter of the Bonus Year, the Administrator shall determine the following with respect to the Bonus Year:

(i) the Eligible Executives;

(ii) the Target EPS for the Bonus Year;

(iii) the Target Bonus for the Bonus Year for each Eligible Executive; and

(iv) such other matters as are appropriate with respect to the Plan (together, the “Annual Determination”).

5. DETERMINATION OF PRELIMINARY BONUS. Within five business days after the public release by the Company of its audited results for the third fiscal quarter of the Bonus Year, the Chief Financial Officer shall (a) calculate the Preliminary EPS, (b) determine the Preliminary Multiplier for the Bonus Year, (c) calculate, with respect to each Eligible Executive, his Potential Preliminary Bonus, (d) deliver each calculation to the Administrator. The Administrator shall, prior to the end of the Bonus Year, review the information submitted by the Chief Financial Officer and certify, in writing, each Eligible Executive’s Preliminary Bonus, which, except as provided in the next sentence, shall be the Potential Preliminary Bonus. Notwithstanding the foregoing, if any Eligible Executive’s Preliminary Bonus would be greater than his Target Bonus, the Administrator, in its sole discretion, may reduce the Preliminary Bonus of such Eligible Executive to such amount that is not less than the Target Bonus as it may determine.

6. DETERMINATION OF YEAR-END BONUS. Within ten business days after the public release by the Company of its audited results for the Bonus Year, the Chief Financial Officer shall (a) calculate the Final EPS, (b) determine the Final Multiplier for the Bonus Year, (c) calculate, with respect to each Eligible Executive, the Potential Year-End Bonus and (d) deliver such calculations to the Administrator. The Administrator shall, within 90 days of the end of the Bonus Year, review the information submitted by the Chief Financial Officer and certify, in writing, each Eligible Executive’s Year-End Bonus, which shall be the Potential Year-End Bonus; provided, however, that if any Eligible Executive’s Potential Year-End Bonus is greater than such Eligible

Executive’s Preliminary Bonus, the Administrator may, in its sole discretion, reduce such Year-End Bonus to such amount that is not less than the Eligible Executive’s Preliminary Bonus as the Administrator may determine.

7. BONUS PAYMENTS. Each Eligible Executive shall be paid a Bonus in accordance with the following:

7.1. Preliminary Bonus. The Company shall pay the Preliminary Bonus to each Eligible Executive after such Preliminary Bonus is certified by the Administrator but prior to the end of the Bonus Year. Notwithstanding the foregoing, or anything appearing elsewhere herein, if an Eligible Executive is not employed by the Company on the date that Preliminary Bonuses are certified by the Administrator, then a pro-rated Preliminary Bonus shall be paid to such Eligible Executive (a) if the termination of employment was by reason of the Eligible Executive’s death, (b) as provided by any agreement or arrangement in existence on the date the Plan was approved by the stockholders or (c) under such circumstances as the Administrator, in its sole discretion, may determine; otherwise, no Preliminary Bonus in any amount shall be paid to such Eligible Executive.

7.2. Final Bonus. The Company shall pay the Final Bonus to each Eligible Executive after such Final Bonus is certified by the Administrator but prior to the end of the first fiscal quarter following the Bonus Year. Notwithstanding the foregoing, or anything appearing elsewhere herein, if an Eligible Executive is not employed by the Company on the last day of the Bonus Year, then a pro-rated Final Bonus shall be paid to such Eligible Executive (a) if the termination of employment was by reason of the Eligible Executive’s death, (b) as provided by any agreement or arrangement in existence on the date the Plan was approved by the stockholders or (c) under such circumstances as the Administrator, in its sole discretion, may determine; otherwise, no Final Bonus in any amount shall be paid to such Eligible Executive.

7.3. Repayment of Preliminary Bonus. If the Year-End Bonus for an Eligible Executive is less than such Eligible Executive’s Preliminary Bonus, such Eligible Executive shall repay such difference (the “Repayment Amount”) within fifteen (15) business days of notification thereof. To the extent the Repayment Amount is unpaid, the Company shall, consistent with applicable law, be entitled to deduct the Repayment Amount from any other amounts due by the Company to such Eligible Executive, and to pursue any and all other legal and equitable remedies to recover such Repayment Amount.

8. EMPLOYMENT. The selection of an employee as an Eligible Executive shall not affect any right of the Company to terminate, with or without cause, such person’s employment at any time.

9. WITHHOLDING TAXES. The Company shall, to the extent permitted by law, have the right to deduct from a Bonus any federal, state or local taxes of any kind required by law to be withheld with respect to such Bonus.

10. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Administrator may at any time amend, alter, suspend, or discontinue this Plan.

11. INDEMNIFICATION OF ADMINISTRATOR. Indemnification of members of the group constituting the Administrator for actions with respect to the Plan shall be in accordance with the terms and conditions of separate indemnification agreements, if any, that have been or shall be entered into from time to time between the Company and any such person.

12. HEADINGS. The headings used in this Plan are for convenience only, and shall not be used to construe the terms and conditions of the Plan.

ROBERT HALF INTERNATIONAL INC.

2884 Sand Hill Road Menlo Park, CA 94025

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Harold M. Messmer, Jr. and Andrew S. Berwick, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Robert Half International Inc. held of record by the undersigned on March 11, 2005 at the annual meeting of stockholders to be held on May 3, 2005 or any adjournment thereof.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

Please Mark Here For Address Change or Comments SEE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1 and all listed proposals.

1. Election of Directors:

01 Andrew S. Berwick, Jr. 04 Harold M. Messmer, Jr. 07 M. Keith Waddell

02 Frederick P. Furth 05 Thomas J. Ryan

03 Edward W. Gibbons 06 J. Stephen Schaub

FOR the nominees listed below (except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write nominee’s name on the space provided below.)

FOR AGAINST ABSTAIN

2. Proposal regarding the Stock Incentive Plan.

3. Proposal regarding the Annual Performance Bonus Plan.

4. Ratification of Appointment of Auditor.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date 2005 Signature Signature

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE

1. Mark, sign and date the attached proxy card and return it in the enclosed envelope.

2. Vote via the internet at http://www.proxyvoting.com.

Have your proxy card in hand when you access the website.

3. Vote by telephone by calling 1-866-540-5760 from a touch-tone telephone in the U.S. There is no charge for this call. Have your proxy card in hand points when you call.

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/rhi

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

Telephone 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.